UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2011 (September 20, 2011)
COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN	38401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (931) 380-2265
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On September 20, 2011, the Federal Deposit Insurance Corporation (“FDIC”) issued a Consent Order (the “Order”) to Community First Bank & Trust (the “Bank”), a wholly-owned subsidiary of Community First, Inc., a Tennessee corporation (the “Company”), pursuant to a stipulation and consent (the “Consent”) whereby the Bank’s board of directors (the “Board”) consented to the issuance of the Order.
     The summary description of the Order set forth below in this Item 1.01 as well as the Consent is qualified in its entirety by reference to the Consent and the Order, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.
     Under the terms of the Order, the Bank has agreed to, among other things, take the following actions:
•	Establish, within 30 days after September 20, 2011, a Board committee to oversee the Bank’s compliance with the Order;
•	Make, within 30 days after September 20, 2011, provisions to its allowance for loan and lease losses (the “ALLL”) in an amount equal to those loans required to be charged off by the Order, and thereafter maintain a reasonable ALLL and quarterly have its Board review the adequacy of the ALLL;
•	Review, within 30 days after September 20, 2011, the Bank’s Consolidated Reports on Condition and Income filed with the FDIC after December 31, 2010, and amend such reports if necessary to accurately reflect the Bank’s financial condition as of such dates;
•	Use, within 30 days after September 20, 2011, Financial Accounting Standards Board Accounting Standards Codification Numbers 450 and 310 for determining the Bank’s ALLL reserve adequacy;
•	Retain, within 60 days after September 20, 2011, a bank consultant to develop, within 90 days after September 20, 2011, a written analysis and assessment of the Bank’s management and staffing needs for the purpose of providing qualified management;
•	Formulate and submit to the FDIC and the TDFI, within 60 days after September 20, 2011, a written policy covering expense reimbursement to the Bank’s directors, officers and employees, and while the Order is in effect have the Board conduct monthly reviews of all expenses submitted for customer entertainment, business development and/or any other expense submitted by the Bank’s officers and directors;

•	Prepare and submit, within 120 days after September 20, 2011, to its supervisory authorities a budget and profit plan for calendar year 2012;
•	On or before December 31, 2011, and thereafter, maintain the Bank’s Tier 1 leverage capital ratio, Tier 1 risk-based capital ratio and Total risk-based capital ratios equal to or greater than 8.5%, 10.0% and 12.0%, respectively;
•	If the Bank’s capital ratios fall below the minimum levels set out in the previous bullet as of the date of any of the Bank’s Reports on Condition and Income, submit within 30 days of receiving a request to do so, to the FDIC and Tennessee Department of Financial Institutions (“TDFI”) a capital plan to increase the Bank’s capital to levels above these minimum levels;
•	Refrain from paying cash dividends to the Company without the prior written consent of the FDIC and the TDFI;
•	Increase, within 30 days after September 20, 2011, the participation of the Board in the affairs of the Bank;
•	Develop, within 120 days after September 20, 2011, a strategic plan that addresses issues including plans for sustaining adequate liquidity, strategies for pricing policies and asset/liability management, goals for reducing problem loans, plans for attracting and retaining qualified individuals to fill vacancies in the lending and accounting functions, financial goals and formulation of a mission statement;
•	Not extend, directly or indirectly, any additional credit to or for the benefit of any borrower whose extension of credit is classified “Doubtful” and/or “Substandard.” by the FDIC or TDFI unless the Board has signed a detailed written statement giving reasons why the failure to extend such credit would be detrimental to the Bank;
•	Take, within 30 days after September 20, 2011, specific actions to eliminate all assets classified as “Loss” as of March 14, 2011, and, within 60 days of September 20, 2011 submit a written plan to reduce the level of assets classified “Doubtful” or “Substandard” with a balance in excess of $1,000,000, in each case as of March 14, 2011;
•	Refrain from extending any additional credit to, or for the benefit of, any borrower who has a loan or other extension of credit from the Bank that has been charged off or classified in a certain specified manner and is uncollected;
•	Take, within 120 days after September 20, 2011, specified actions to reduce concentrations of construction and development loans in the Bank’s portfolio to not more than 100% of the Bank’s Tier 1 capital and commercial real estate loans (other than owner-occupied commercial real estate loans) to not more than 300% of the Bank’s Tier 1 capital;
•	Take, within 60 days after September 20, 2011, specified action for the reduction and collection of delinquent loans;

•	Eliminate, within 30 days after September 20, 2011, and/or correct all applicable violations of law and regulation as discussed in the Bank’s most recent exam report and implement procedures to ensure future compliance with all applicable laws and regulations;
•	Refrain from entering into any new line of business without the prior written consent of the FDIC while the Order is in effect;
•	Establish, within 30 days after September 20, 2011, a loan review committee (at least two-thirds of the members of which shall be independent directors) to periodically review the Bank’s loan portfolio and identify and categorize problem credits;
•	Review, within 90 days after September 20, 2011, and annually thereafter, the Bank’s loan policy and procedures for effectiveness; and
•	Furnish, within 30 days following the end of each calendar quarter, quarterly progress reports to the banking regulators.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Stipulation and Consent to the Issuance of a Consent Order, dated September 12, 2011.
10.2	Consent Order between Community First Bank & Trust and the Federal Deposit Insurance Corporation, dated September 20, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
	By:	/s/ Louis E. Holloway
		Name:	Louis E. Holloway
Date: September 26, 2011		Title:	President

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Stipulation and Consent to the Issuance of a Consent Order, dated September 12, 2011.
10.2	Consent Order between Community First Bank & Trust and the Federal Deposit Insurance Corporation, dated September 20, 2011.